DANIEL K. DONKEL
546 Rio Vista Ave.
Daytona Beach, FL 32114
(386) 226-4344 - Telephone
(386) 252-3703 - Facsimile
E-mail: ddonkel@cfl.rr.com

May 29, 2009

Delivery via email (rm@foxpetro.com)

Fox Petroleum (Alaska), Inc.
Attn.: Richard Moore

Re: Status of Alaska Oil and Gas Leases

Dear Mr. Moore:

This document sets forth the terms and conditions related to our agreement concerning the efforts being undertake to pay, on behalf of Fox Petroleum (Alaska), Inc., the annual royalties due on or about June 1, 2009 with respect to three (3) separate Alaska oil and gas leases as identified below (collectively, the "Alaska Leases").

In connection with this agreement, the following set forth various pertinent facts and circumstances which are as follows:

A. Effective as of October 10, 2007, Fox Petroleum (Alaska), Inc. entered into an Agreement with Daniel K. Donkel ("Donkel"), Samuel H. Cade ("Cade") and Monte Allen whereby, among other things, Donkel and Cade agreed to transfer and assign all of their right, title and interest, subject to retention of an aggregate 5.0% of 8/8ths royalty, in and to various leases which included the following three (3) Alaska oil and gas leases (the "Alaska Leases"):

ADL Lease No. 391272
ADL Lease No. 391274
ADL Lease No. 391275

B. Prior to June 1, 2009, the Company notified Donkel and Cade of its intent not to pay the annual rental payments due and owing to the State of Alaska, on or before June 1, 2009, with respect to the Alaska Leases in the aggregate amount of $25,789.50.

C. Donkel and Cade are willing to undertake best efforts to provide funds in sufficient amount to pay the annual rental payments due on the Alaska Leases on or before June 1, 2009.

Based on the foregoing and in consideration of the mutual benefits to be derived therefrom and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Donkel and Cade agree to use best efforts, without guarantee and with no assurances whatsoever, to provide funds in sufficient amount to be able to pay in full the annual rental payments due on the Leases on or before the deadline for such payment. Donkel and Cade shall provide notice to Fox of the amounts which are advanced to pay annual rentals payments and on which Leases such payments were made. Fox will cooperate and do such other things as may be necessary to provide sufficient instructions, reasonable and diligent assistance and take any other reasonable actions as may be necessary to support and further the efforts of Donkel and Cade to make annual lease payments as provided for herein.

2. Fox agrees to repay, on or before Monday, August 14, 2009, any and all amounts advanced by Donkel and/or Cade to pay annual rental payments on the Leases as provided for in paragraph 1 above, together with interest at the rate of eighteen percent per annum.

3. As security for repayment of amounts advanced by Donkel and/or Cade,. Fox hereby grants to Donkel and Cade a lien, security interest in, and otherwise pledges, all of its right, title and interest in and to each of the subject Leases on which the annual rental payment has been made as provided for herein. In furtherance of the foregoing, the Company shall immediately execute and notarize, in triplicate, Lease Assignments which convey to Cade (75%) and Donkel (25%) all of its right, title and interest in and to each of the subject Alaska Leases.

4. All of the foregoing Lease Assignments shall be delivered by the Company to Patrick J. Russell, Esq. of the law firm of Allen & Vellone, P.C. whose address is 1600 Stout St., Suite 1100, Denver, Colorado 80202, to be held in trust subject to the following terms and conditions:

a. If upon receipt of the Lease Assignments, there are any errors, changes or other modifications detected in the Lease Assignments which require corrective action by the Company, the Company will be notified in writing of the necessary changes and modifications and will thereafter immediately proceed to correct any Lease Assignment(s) and re-deliver the corrected Lease Assignment(s) to Mr. Russell.

b. The Lease Assignments shall be returned to the Company if the Company pays, on or before August 14, 2009, the sum of $26,743.35 (consisting of $25,789.50 in rental payments made on the Alaska Leases and $953.85 in accrued interest from June 1, 2009 until August 14, 2009 – being 75 days @ $12.718/day). Such payment shall be made via wire transfer to Allen & Vellone, P.C., for the benefit and subsequent distribution to Cade, in accordance with the following wire transfer instructions:

Bank: Guaranty Bank and Trust
ABA No.: 102000966
For Credit to: Allen & Vellone, P.C. Trust Account
Account no. 1321404

c. If the Company does not pay in full the $26,743.35 on or before August 14, 2009 in accordance with the requirements of subparagraph b above, then Mr. Russell is authorized to immediately release all of the Lease Assignments to Cade and Donkel. Once released, the Lease Assignments can be completed by Cade and Donkel and then submitted for filing to the Alaska Department of Natural Resources with applicable filing fees.

5. If all of the foregoing Lease Assignments are not delivered to Mr. Russell on or before June 10, 2009, then all agreements and understandings pertaining to the time to repay amounts as contained herein shall become null and void and all amounts paid shall then be immediately due and payable without further notice. In addition, the obligation to execute and deliver the Lease Assignments on the Alaska Leases shall be subject to a right of specific performance for the benefit and use of Donkel and Case, together with any other remedy which may be available.

6. The Company agrees that is shall, without further consideration, execute, acknowledge and deliver such other documents or instruments and shall take such other action as may be necessary in order to carry out its obligations and agreements set forth herein. Such additional documents may include, without limitation, additional Lease Assignments for any, or all, of the Alaska Leases in order to comply with requirements imposed by the Alaska Dept. of Natural Resources or otherwise.

7. The provisions hereof embody the entire agreement and understanding between the parties concerning the modification and amendment to the original agreement between the parties. All of the provisions hereof shall be binding upon the parties hereto and their respective successors and assigns. This agreement shall be construed and interpreted in accordance with the laws of the State of Alaska. Notwithstanding anything stated to the contrary, Cade and Donkel reserve any and all other claims and/or remedies available at law or in equity arising from, or contained within, the original agreement, as modified and amended herein, and any other agreements between the Company and them.

8. This document shall be deemed for all purposes to have been prepared through the joint efforts of the parties hereto and shall not be construed for or against one party or any other party as a result of the preparation, submittal, drafting, execution or other event of negotiation hereof.

9. This document may be executed by signing the original or a counterpart hereof. If executed in counterparts, all counterparts taken together shall have the same

effect as if all the parties had signed the same instrument. This document may be executed by telefax signature which shall be valid and binding as original signatures for all purposes (evidentiary or otherwise).

10. If this agreement is not fully executed by all signatory parties hereto with receipt of signatures by all parties by no later than 5:00 pm CDT on Sunday, May 31, 2009, then this agreement shall be null and void and the parties hereto shall have no further rights or obligations hereunder.

If this document correctly sets forth the agreement and understanding between the parties hereto, please evidence approval and agreement by executing at the space provided for below and returning to the undersigned the original of the page containing your signature. By signing this document the parties represent and warrant to the other parties that they have the appropriate authority to sign this document on behalf of the party they are signing for.

If you have any questions or comments concerning the terms set forth herein, please advise or call to discuss.

Sincerely yours,

Daniel K. Donkel

Samuel H. Cade

AGREED TO BY THE UNDERSIGNED:

FOX PETROLEUM (ALASKA), INC.

By ______________________________
[illegible] Moore, President
Date: May 2[illegible], 2009

ALLEN & VELLONE, P.C.

By ______________________________
Patrick J. Russell, for the Firm
Date: May ___, 2009

effect as if all the parties had signed the same instrument. This document may be executed by telefax signature which shall be valid and binding as original signatures for all purposes (evidentiary or otherwise).

10. If this agreement is not fully executed by all signatory parties hereto with receipt of signatures by all parties by no later than 5:00 pm CDT on Sunday, May 31, 2009, then this agreement shall be null and void and the parties hereto shall have no further rights or obligations hereunder.

If this document correctly sets forth the agreement and understanding between the parties hereto, please evidence approval and agreement by executing at the space provided for below and returning to the undersigned the original of the page containing your signature. By signing this document the parties represent and warrant to the other parties that they have the appropriate authority to sign this document on behalf of the party they are signing for.

If you have any questions or comments concerning the terms set forth herein, please advise or call to discuss.

Sincerely yours.

Daniel K. Donkel

Samuel Cade

Samuel H. Cade

AGREED TO BY THE UNDERSIGNED:

FOX PETROLEUM (ALASKA), INC.

By ______________________
Richard Moore, President
Date: May 29, 2009

ALLEN & VELLONE, P.C.

By ______________________
Patrick J. Russell, for the Firm
Date: May ____, 2009

effect as if all the parties had signed the same instrument. This document may be executed by telefax signature which shall be valid and binding as original signatures for all purposes (evidentiary or otherwise).

10. If this agreement is not fully executed by all signatory parties hereto with receipt of signatures by all parties by no later than 5:00 pm CDT on Sunday, May 31, 2009, then this agreement shall be null and void and the parties hereto shall have no further rights or obligations hereunder.

If this document correctly sets forth the agreement and understanding between the parties hereto, please evidence approval and agreement by executing at the space provided for below and returning to the undersigned the original of the page containing your signature. By signing this document the parties represent and warrant to the other parties that they have the appropriate authority to sign this document on behalf of the party they are signing for.

If you have any questions or comments concerning the terms set forth herein, please advise or call to discuss.

Sincerely yours.

Daniel K. Donkel

Samuel H. Cade

AGREED TO BY THE UNDERSIGNED:

FOX PETROLEUM (ALASKA), INC.

By ______________________
Richard Moore, President
Date: May 29, 2009

ALLEN & VELLONE, P.C.

By ______________________
Patrick J. Russell, for the Firm
Date: May ___, 2009

effect as if all the parties had signed the same instrument. This document may be executed by telefax signature which shall be valid and binding as original signatures for all purposes (evidentiary or otherwise).

10. If this agreement is not fully executed by all signatory parties hereto with receipt of signatures by all parties by no later than 5:00 pm CDT on Sunday, May 31, 2009, then this agreement shall be null and void and the parties hereto shall have no further rights or obligations hereunder.

If this document correctly sets forth the agreement and understanding between the parties hereto, please evidence approval and agreement by executing at the space provided for below and returning to the undersigned the original of the page containing your signature. By signing this document the parties represent and warrant to the other parties that they have the appropriate authority to sign this document on behalf of the party they are signing for.

If you have any questions or comments concerning the terms set forth herein, please advise or call to discuss.

Sincerely yours.

Daniel K. Donkel

Samuel H. Cade

AGREED TO BY THE UNDERSIGNED:

FOX PETROLEUM (ALASKA), INC.

By ______________________________
Richard Moore, President
Date: May ___, 2009

ALLEN & VELLONE, P.C.

By Patrick J. Russell
Patrick J. Russell, for the Firm
Date: May 30, 2009